                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 21.1

                          BIOGEN IDEC INC. SUBSIDIARIES

                                                   STATE OR OTHER JURISDICTION OF
             NAME OF LEGAL ENTITY                           ORGANIZATION
----------------------------------------------     ------------------------------
             Biogen Idec MA Inc.                                 MA
          Biogen Idec US Corporation                             MA
      Biogen Idec US Limited Partnership                         MA
          Biogen Idec Holding I Inc                              DE
          Biogen Idec Holding II Inc                             DE
       The Biogen Idec Foundation Inc.                           MA
         Biogen Idec (RTP) Realty LLC                            DE
        Biogen Idec Realty Corporation                           MA
    Biogen Idec Realty Limited Partnership                       MA
       Biogen Idec US West Corporation                           DE
          Biogen Idec US Pacific LLC                             DE
    Biogen Idec Nobel Research Center, LLC                       DE
  Biogen Idec Manufacturing Operations, LLC                      DE
       Biogen Idec Trade Services, LLC                           DE
        Syntonix Pharmaceuticals, Inc.                           DE
      Conforma Therapeutics Corporation                          DE
           Biogen Idec Canada Inc.                               DE
         Biogen Idec (Argentina) SRL                          Argentina
     Biogen Idec (Czech Republic) S.R.O.                   Czech Republic
          Biogen Idec (Denmark) A/S                            Denmark
   Biogen Idec (Denmark) Manufacturing ApS                     Denmark
        Biogen Idec (Ireland) Limited                          Ireland
      Biogen Idec (Slovak Republic) SRO                    Slovak Republic
        Biogen Idec Australia Pty Ltd.                        Australia
           Biogen Idec Austria GmbH                            Austria
               Biogen Idec B.V.                            The Netherlands
          Biogen Idec Belgium SA/NV                            Belgium
Biogen Idec Brasil Produtos Farmaceuticos LTDA                 Brazil
            Biogen Idec Finland OY                             Finland
            Biogen Idec France SAS                             France
               Biogen Idec GmbH                                Germany
           Biogen Idec Iberia, S.L.                             Spain
        Biogen Idec International B.V.                     The Netherlands
        Biogen Idec International GmbH                       Switzerland
             Biogen Idec Limited                               England
    Biogen Idec Mexico S. DE R.L. DE C.V.                      Mexico
            Biogen Idec Norway AS                              Norway

                                                                    Exhibit 21.1

                       BIOGEN IDEC INC. AND SUBSIDIARIES

                                                   STATE OR OTHER JURISDICTION OF
             NAME OF LEGAL ENTITY                           ORGANIZATION
----------------------------------------------     ------------------------------
          Biogen Idec NZ Limited                          New Zealand
Biogen Idec Portugal- Sociedade Farmaceutica,               Portugal
             Unipessoal, LDA
          Biogen Idec Sweden AG                              Sweden
          Biogen Idec Japan Ltd.                              Japan
               Fumapharm AG                                Switzerland
          Fumapharm Services AG                            Switzerland
              Fumapharm GmbH                                 Germany
        Biotech Manufacturing C.V.                       The Netherlands
             Biogen-Dompe AG                               Switzerland
             Biogen-Dompe Srl                                  Italy